UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 25, 2024

Jabil Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14063	38-1886260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10800 Roosevelt Boulevard North, St. Petersburg, Florida 33716

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (727) 577-9749

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	JBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Jabil Inc. (“Jabil” or the “Company”) was held on January 25, 2024. Set forth below are the voting results for the five proposals contained within our Proxy Statement dated December 12, 2023, and presented for stockholder vote at such meeting:

1.

The individuals listed below were elected at the Annual Meeting to serve as directors of the Company until the next annual meeting of stockholders or until their respective successors are duly elected and qualified:

	FOR	AGAINST	ABSTAIN	NON-VOTE
Anousheh Ansari	106,640,175	727,630	107,671	10,344,705
Christopher S. Holland	106,903,909	481,946	89,621	10,344,705
Mark T. Mondello	104,861,689	2,523,380	90,407	10,344,705
John C. Plant	65,026,864	42,345,037	103,575	10,344,705
Steven A. Raymund	91,104,709	16,262,797	107,970	10,344,705
James Siminoff	106,986,195	399,813	89,468	10,344,705
David M. Stout	103,841,816	3,532,833	100,827	10,344,705
N. V. “Tiger” Tyagarajan	106,944,480	417,542	113,454	10,344,705
Kathleen A. Walters	102,189,022	5,131,405	155,049	10,344,705
Kenneth S. Wilson	106,449,364	933,266	92,846	10,344,705

2.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2024, was ratified by the vote set forth below:

FOR	AGAINST	ABSTAIN	NON-VOTE
116,299,207	933,085	587,889	—

3.	A one-year frequency of future stockholder votes to approve the Company’s executive compensation (on an advisory basis) was approved by the vote set forth below:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	NON-VOTE
104,292,529	38,045	3,060,433	84,469	10,344,705

The results being consistent with the Board’s recommendation, the Company will continue to hold an annual advisory vote on executive compensation.

4.	The Company’s executive compensation was approved (on an advisory basis) by the vote set forth below:

FOR	AGAINST	ABSTAIN	NON-VOTE
105,235,715	2,088,300	151,461	10,344,705

5.	The stockholder proposal entitled “Adopt a Shareholder Right to Call a Special Shareholder Meeting” was approved by the vote set forth below:

FOR	AGAINST	ABSTAIN	NON-VOTE
59,517,468	47,802,460	155,548	10,344,705

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JABIL INC.
(Registrant)

January 30, 2024	By:	/s/ Susan Wagner-Fleming
Susan Wagner-Fleming
Vice President, Senior Deputy General Counsel
& Corporate Secretary